EXHIBIT 10.57

EVIDENCE OF TRANSFER OF CLAIM

TO: THE DEBTOR AND THE BANKRUPTCY COURT

For value received, the adequacy and sufficiency of which are hereby acknowledged, and pursuant and subject to the terms of the Transfer of Claim Agreement dated April 11, 2007 (the “Transfer of Claim Agreement”), REPUBLIC AIRWAYS HOLDINGS, INC. (“Assignor”) hereby unconditionally and irrevocably sells, transfers and assigns to JPMORGAN CHASE BANK, N.A. (“Assignee”) its right, title, interest in and to, or arising under or in connection with, its claim (as such term is defined in Section 101(5) of the U.S. Bankruptcy Code) in the amount of $91,000,000.00 allowed pursuant to the Order entered March 27, 2007 by the Bankruptcy Court in the Case and set forth in Assignor’s proof of claim dated April 2, 2007, and filed against Delta Air Lines, Inc. (the “Assigned Claim”) in In re Delta Air Lines, Inc., et al., Chapter 11 Case No 05 17923 (ASH), jointly administered (the “Case”), in the United States Bankruptcy Court for the Southern District of New York (together with any other court having jurisdiction over the Case, the “Bankruptcy Court”), provided, however, that pursuant to the Transfer of Claim Agreement, Assignor shall retain the right to vote the Assigned Claim in connection with any plan in the Case.

Assignor hereby waives any objection to the transfer of the Assigned Claim to Assignee on the books and records of the Debtor and the Bankruptcy Court, and hereby waives to the fullest extent permitted by law any notice or right to a hearing as may be imposed by Rule 3001 of the Federal Rules of Bankruptcy Procedure, the Bankruptcy Code, applicable local bankruptcy rules or applicable law. Assignor acknowledges and understands, and hereby stipulates, that an order of the Bankruptcy Court may be entered without further notice to Assignor transferring to Assignee the Assigned Claim and recognizing the Assignee as the sole owner and holder of the Assigned Claim. Assignor further directs the Debtor, the Bankruptcy Court and all other interested parties that all further notices relating to the Assigned Claim, and all payments or distributions of money or property in respect of the Assigned Claim, shall be delivered or made to the Assignee.

IN WITNESS WHEREOF, this EVIDENCE OF TRANSFER OF CLAIM IS EXECUTED THIS 11 day of April, 2007.

ASSIGNEE:
JP MORGAN CHASE BANK, N.A.

	By:	/s/ Andrew Opel
Name: Andrew Opel
Title: Authorized Signatory
ASSIGNOR:
REPUBLIC AIRWAYS HOLDING, INC.

	By:	/s/ Robert H. Cooper
Name: Robert H. Cooper
Title: EVP & CFO